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                                                                    EXHIBIT 99.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of CellStar Corporation (the "Registrant") on Form 10-Q for the quarterly period ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, in the capacity as indicated below and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        /s/ Robert Kaiser
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                                       Robert Kaiser, Chief Financial Officer
                                       Date: October 15, 2002
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